UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2010

ATLANTIC COAST FEDERAL CORPORATION
(Exact name of Registrant as specified in its charter)

Federal	000-50962	59-3764686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
505 Haines Avenue, Waycross, Georgia 31501
(Address of principal executive offices)

(800) 342-2824
Registrant’s telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On October 25, 2010, Atlantic Coast Bank, a unit of Atlantic Coast Federal Corporation, announced that it named two seasoned executives to new leadership roles within the Bank.  Jonathan Lewis joined Atlantic Coast Bank as Executive Vice President and will serve as President of the Bank's expanding mortgage division, which is headquartered in Jacksonville, Florida.  Maureen T. Britz joined the Bank as Senior Vice President of Small Business Lending.

The full text of the press release announcing these appointments set forth in Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits.

99.1      Press Release dated October 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST FEDERAL CORPORATION

Date:	October 27, 2010	By:	/s/	Thomas B. Wagers, Sr.
Thomas B. Wagers, Sr.
Chief Financial Officer
(Duly Authorized Representative)

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit(s)

99.1	Copy of press release issued by the Company on October 25, 2010.